1st Quarter 2024 Earnings Supplement April 24, 2024

2Central Pacific Financial Corp. Forward-Looking Statements This document may contain forward-looking statements (“FLS”) concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. (the "Company") or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our business initiatives; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believe," "plan," "anticipate," "seek," "expect," "intend," "forecast," "hope," "target," "continue," "remain," "estimate," "will," "should," "may" and other similar expressions are intended to identify FLS but are not the exclusive means of identifying such statements. While we believe that our FLS and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the effects of inflation and interest rate fluctuations; the adverse effects of recent bank failures and the potential impact of such developments on customer confidence, deposit behavior, liquidity and regulatory responses thereto; the adverse effects of the COVID-19 pandemic virus (and its variants) and other pandemic viruses on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees, as well as the effects of government programs and initiatives in response thereto; supply chain disruptions; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, and earthquakes) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau, government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings and lawsuits we are or may become subject to, or regulatory or other governmental inquiries and proceedings and the resolution thereof; the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulations or regulatory orders or actions we are or may become subject to, and the effect of any recurring or special FDIC assessments; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters and the cost and resources required to implement such changes; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System; securities market and monetary fluctuations, including the impact resulting from the elimination of the London Interbank Offered Rate Index; negative trends in our market capitalization and adverse changes in the price of the Company's common stock; the effects of any acquisitions or dispositions we may make; political instability; acts of war or terrorism; changes in consumer spending, borrowings and savings habits; technological changes and developments; cybersecurity and data privacy breaches and the consequence therefrom; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; our ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; changes in the competitive environment among financial holding companies and other financial service providers; our ability to successfully implement our initiatives to lower our efficiency ratio; our ability to attract and retain key personnel; changes in our personnel, organization, compensation and benefit plans; our ability to successfully implement and achieve the objectives of our Banking-as-a-Service initiatives, including adoption of the initiatives by customers and risks faced by any of our bank collaborations including reputational and regulatory risk; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the FLS, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the FLS contained in this document. FLS speak only as of the date on which such statements are made. We undertake no obligation to update any FLS to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law.

3Central Pacific Financial Corp. 1st Quarter 2024 Financial Highlights • Positioned the balance sheet by utilizing excess liquidity to pay down high-cost deposits • NIM stabilized with just 1bp decrease from prior quarter • Strong liquidity, capital and asset quality • Quarterly cash dividend maintained at $0.26 1Q24 4Q23 NET INCOME / DILUTED EPS $12.9MM / $0.48 $14.9MM / $0.55 PRE-PROVISION NET REVENUE (PPNR) $20.9MM $23.8MM RETURN ON ASSETS (ROA) 0.70% 0.79% RETURN ON EQUITY (ROE) 10.33% 12.55% TOTAL LOAN GROWTH/DECLINE -$37.6MM (-0.7%) -$69.7MM (-1.3%) TOTAL DEPOSIT GROWTH/DECLINE -$228.7MM (-3.3%) -$27.2MM (-0.4%) NET INTEREST MARGIN (NIM) 2.83% 2.84% TANGIBLE COMMON EQUITY (TCE) 6.83% 6.57%

4Central Pacific Financial Corp. Tourism Visitor arrivals compared to pre-pandemic 95% 1 Employment Unemployment Rate March 2024 3.1% 1 FACTORS FOR A FAVORABLE HAWAII OUTLOOK • Maui tourism recovery from Maui wildfires in August 2023 faster than anticipated with visitor arrivals at 78% of the previous year in February 2024 • Japanese visitor return at ~48% of pre-pandemic levels and expected to increase as government leaders are working to reduce barriers to travel between Hawaii and Japan • Low unemployment and strong real estate market • Substantial Federal government contracts and military investments • Increase in public and private investments to address housing shortage 1 Source: Hawaii Department of Business, Economic Development & Tourism. Tourism represents total visitor arrivals measured by average daily census due to leap day in February 2024 compared to February 2019. 2 Source: Honolulu Board of Realtors. Resilient Hawaii Economy Housing Oahu Median Single- Family Home Price March 2024 $1.1MM 2 1

5Central Pacific Financial Corp. • Conservative loan growth and healthy pipeline in the current environment • Strong and diverse loan portfolio, with nearly 80% secured by real estate Diversified Loan Portfolio2 1.22 1.34 1.43 1.60 1.69 1.88 1.94 1.93 1.92 0.88 0.98 1.04 1.12 1.16 1.22 1.36 1.38 1.42 0.36 0.41 0.47 0.49 0.55 0.64 0.74 0.74 0.73 0.45 0.47 0.49 0.57 0.48 0.62 0.80 0.63 0.58 0.51 0.50 0.58 0.57 0.96 0.62 0.55 0.57 0.58 3.52 3.77 4.08 4.45 4.96 5.10 5.56 5.44 5.40 - 1.00 2.00 3.00 4.00 5.00 6.00 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 $ B il li o n s Loan Portfolio Composition Residential Mortgage Commercial Mortgage Home Equity Consumer Commercial & Industrial Construction

6Central Pacific Financial Corp. Relationship Deposits – Diversified & Granular • 59% of deposits FDIC insured; 65% including collateralized deposits • 55% Commercial (Average account balance of $103,000) / 45% Consumer (Average account balance of $19,000) • 52% Long-tenured customers with CPB 10 years or longer • No brokered deposits 1.39 1.48 1.45 1.60 1.93 2.23 2.20 2.21 2.21 1.27 1.40 1.44 1.45 1.79 2.29 2.09 1.91 1.85 0.86 0.93 0.95 1.04 1.18 1.42 1.46 1.33 1.29 0.39 0.46 0.48 0.50 0.40 0.49 0.70 1.02 1.03 0.70 0.69 0.63 0.53 0.50 0.21 0.29 0.38 0.24 4.61 4.96 4.95 5.12 5.80 6.64 6.74 6.85 6.62 - 1.00 2.00 3.00 4.00 5.00 6.00 7.00 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 $ B il li o n s Deposit Portfolio Composition Savings and Money Market Noninterest-Bearing Demand Interest-Bearing Demand Other Time Deposits Government Time Deposits

7Central Pacific Financial Corp. 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 Total Deposit Cost CPF Peer average* Fed Funds CPF Deposit Cost Advantage * Public banks $3-10 billion in total assets as of 4Q23. Source: S&P Global. Cycle-to-date total deposit beta of 24% as of 1Q24 80 bps funding advantage High valued deposit franchise with proven history of funding cost advantage

8Central Pacific Financial Corp. 5 * NPA increase relates to 2 Hawaii construction loans to a single borrower that subsequently paid off in full in mid-July 2023. 2Q23 NPAs/Total Loans ratio is 0.11% excluding the 2 Hawaii construction loans mentioned above. Strong credit risk management continues to drive low levels of problem assets 0.03% 0.06% 0.05% 0.02% 0.05% 1Q23 2Q23 3Q23 4Q23 1Q24 Delinquencies 90+Days/Total Loans 1.28% 1.34% 1.09% 0.92% 0.56% 1Q23 2Q23 3Q23 4Q23 1Q24 Criticized/Total Loans * 0.04% 0.04% 0.05% 0.07% 0.10% 0.12% 0.20% 0.23% 0.34% 0.24%0.16% 0.24% 0.28% 0.41% 0.34% 1Q23 2Q23 3Q23 4Q23 1Q24 Annualized NCO/Avg Loans All Other NCO/Avg Loans Mainland Consumer NCO/Avg Loans 0.11% 0.09%0.10% 0.20% 0.12% 0.13% 0.19% 1Q23 2Q23 3Q23 4Q23 1Q24 NPAs/Total Loans Solid Credit Profile

9Central Pacific Financial Corp. • $4.1MM provision for credit loss on loans in 1Q24 driven by net charge-offs, offset by a credit of $0.2MM to the reserve for unfunded commitments, for a total provision for credit loss of $3.9MM • ACL coverage ratio stable at 1.18% for 1Q24 Note: Totals may not sum due to rounding. Allowance for Credit Losses $ Millions 1Q23 2Q23 3Q23 4Q23 1Q24 Beginning Balance 63.7 63.1 63.8 64.5 63.9 Net Charge-offs (2.3) (3.4) (3.9) (5.5) (4.5) Provision for Credit Losses 1.6 4.1 4.5 5.0 4.1 Ending Balance 63.1 63.8 64.5 63.9 63.5 Coverage Ratio (ACL to Total Loans) 1.14% 1.16% 1.17% 1.18% 1.18%

10Central Pacific Financial Corp. High Quality Securities Portfolio U.S. Treasury & Gov't Agency 81% Municipals 12% Corporate 3% Non-Agency CMBS/RMBS 2% Other 2% Investment Portfolio Composition as of March 31, 2024 • $1.3B or 17% of total assets • 92% AAA rated • Portfolio mix: AFS 51% / HTM 49% • $32.6MM in investment securities purchased in 1Q24 at weighted average yield of 4.59%.

11Central Pacific Financial Corp. • Ample alternative sources of liquidity available • Available sources of liquidity total 118% of uninsured/uncollateralized deposits Available Sources of Liquidity $ Millions March 31, 2024 Cash on Balance Sheet 313 Other Funding Sources: Unpledged Securities 305 FHLB Available Borrowing Capacity 1,801 FRB Available Borrowing Capacity 241 Other Funding Lines 75 Total 2,422 Total Sources of Liquidity 2,735 Uninsured/Uncollateralized Deposits 2,308 % of Uninsured/Uncollateralized Deposits 118%

12Central Pacific Financial Corp. Ongoing Initiatives: • Rightsizing salaries and benefits expense • Workflow and automation efficiencies • Vendor contract negotiations • Other efficiency initiatives in progress Expense Management * One-time expense for branch lease termination of $2.3MM 40.2 2.3 42.1 39.9 39.6 42.5 40.6 1Q23 2Q23 3Q23 4Q23 1Q24 Total Other Operating Expense ($ Millions) *

131Central Pacific Financial Corp. 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Tier 1 Leverage CET1 Total Capital Regulatory Capital Ratios as of March 31, 2024 Regulatory Minimum Well-Capitalized CPF Solid Capital Position 9.0% $260MM capital cushion to well capitalized minimum 11.6% 14.8% STRONG CAPITAL AND SHAREHOLDER RETURN • TCE ratio of 6.8% and CET1 ratio of 11.6% both increasing with retained earnings • Maintained quarterly cash dividend at $0.26 per share which will be payable on June 17, 2024 • Repurchased 49,960 shares YTD at a total cost of $0.9 million. $19.1 million remaining available authorization under the share repurchase program $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2016 2017 2018 2019 2020 2021 2022 2023 2024 Cash Dividends Declared per Common Share * * Annualized

14Central Pacific Financial Corp. Appendix

15Central Pacific Financial Corp. Commercial Real Estate Portfolio OFFICE RETAIL TOTAL BALANCE $187.2MM $293.0MM % OF TOTAL CRE 13% 21% % OF TOTAL LOANS 3% 5% WA LTV 56% 65% WA MONTHS TO MATURITY 71 59 INVESTOR / OWNER-OCCUPIED $142.3MM / $44.9MM $209.2MM / $83.8MM • Hawaii 78% / Mainland 22% • Investor 75% / Owner-Occupied 25% Industrial/ Warehouse 27% Apartment 21% Retail 21% Office 13% Hotel 9% Other 3% Shopping Center 3% Storage 2% Restaurant 1% CRE Portfolio Composition as of March 31, 2024

16Central Pacific Financial Corp. • Total Hawaii Consumer $307MM / Total Mainland Consumer $274MM • Weighted average origination FICO: • 743 for Hawaii Consumer • 738 for Mainland Consumer • YTD NCO %: • HI Auto 0.6% • HI Other 1.4% • Mainland Auto 1.4% • Mainland Home Improvement 3.5% • Mainland Unsecured 8.9% • Mainland Unsecured: Highly granular with average loan amounts of $12,000 Consumer Loan Portfolio HI Auto $174 , 30% HI Other $133 , 23% Mainland Home Improvement $108 , 19% Mainland Unsecured $84 , 14% Mainland Auto $82 , 14% Consumer Portfolio Composition as of March 31, 2024 ($ Millions)

17Central Pacific Financial Corp. Central Pacific Bank recognized in Newsweek’s America’s Best Regional Banks for 2024 • Recognized for exceptional customer service, digital banking tools, and financial resources available to the community • Based on our creditworthiness, profitability, net loan activity and public image

18Central Pacific Financial Corp. Environmental, Social & Governance (ESG) Focus Source: 2023 ESG Report available here: https://www.cpb.bank/esg

19Central Pacific Financial Corp. Mahalo